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               Prudential Institutional Liquidity Portfolio, Inc.
                      (Institutional Money Market Series)
                    Supplement dated January 9, 1997 to the
             Statement of Additional Information dated May 30, 1996

The following information supplements ``Investment Objective and Policies.''

Securities of Other Investment Companies

    The Series may invest up to 10% of its total assets in securities of other registered investment companies. Generally, the Series does not intend to invest in such securities. If the Series invests in securities of other registered investment companies, shareholders of the Series may be subject to duplicate management and advisory fees.

Illiquid Securities

    The Series may not hold more than 10% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale and repurchase agreements which have a maturity of longer than seven days. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such securities.

    Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a ``safe harbor'' from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be ``traded flat'' (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

MF137C-2 (1/9/97)

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The following information supplements ``Investment Restrictions.''

    On December 3, 1996 shareholders voted to modify fundamental restriction 4, regarding the concentration of investments in bank obligations and in a single issuer, to read as follows:

    The Institutional Money Market Series may not:
         -- Purchase any securities (other than obligations of the U.S.
            Government, its agencies or instrumentalities) if, as a result, with respect to 75% of the value of the Fund's total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer.
         -- Purchase any securities (other than obligations of the U.S.
            Government, its agencies and instrumentalities) if, as a result, 25% or more of the value of the Series' total assets (determined with the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to money market instruments of domestic banks. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the Investment Company Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks.

    Shareholders also voted to modify fundamental restriction 11, regarding investments in other investment companies, to read as follows:

    The Institutional Money Market Series may not:
         -- Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

    Investment restriction 5 regarding the purchase of securities issued by unseasoned issuers (companies less than three years old) is no longer fundamental and may, therefore, be modified or eliminated in the future by the Board of Directors without shareholder approval.

    Investment restriction 6 limiting investment in the securities of any issuer in which the officers and Directors of the Fund or its investment adviser own more than a specified interest is no longer fundamental and may, therefore, be modified or eliminated in the future by the Board of Directors without shareholder approval.

    Investment restriction 10 permitting the Fund to hold up to 10% of its net assets in illiquid securities is no longer fundamental and may, therefore, be modified in the future by the Board of Directors without shareholder approval. The following information supplements ``Directors and Officers.''

    The shareholders elected each of Edward D. Beach, Stephen C. Eyre, Delayne Dedrick Gold, Robert F. Gunia, Don G. Hoff, Robert E. LaBlanc, Mendel A. Melzer, Richard A. Redeker, Robin B. Smith, Stephen Stoneburn and Nancy H. Teeters as Directors of the Fund.

MF137C-2 (1/9/97)